UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 5, 2019

Allena Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-38268	45-2729920
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Newton Executive Park, Suite 202 Newton, Massachusetts		02462
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (617) 467-4577

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ALNA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the stockholders at the 2019 Annual Meeting of Stockholders of Allena Pharmaceuticals, Inc. (the “Company”) held on June 5, 2019 (the “Annual Meeting”):

(i) The election of three Class II directors, as nominated by the Board of Directors of the Company (the “Board”), each to serve a three-year term expiring at the 2022 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal; and

(ii) The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2019.

The proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 26, 2019.

The number of shares of common stock entitled to vote at the Annual Meeting was 20,816,064. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 16,500,229. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(a)	Election of Class II Directors.

Director Nominee	Votes For	Votes Withheld
Louis Brenner, M.D.	13,300,417	91,622
Allene Diaz	13,151,941	240,098
Robert Tepper, M.D.	11,511,374	1,880,665

There were 3,108,190 broker non-votes regarding the election of directors.

(b)	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The results of the voting included 16,305,472 votes for, 43,027 votes against and 151,730 votes abstained. There were no broker non-votes regarding this proposal.

Item 8.01Other Information

Following the Annual Meeting, the Board consisted of the following eight directors:

•	Class I – Andrew A.F. Hack, M.D., Ph.D., Alexey Margolin, Ph.D. and James N. Topper, M.D., Ph.D.

•	Class II – Louis Brenner, M.D., Allene Diaz and Robert Tepper, M.D.

•	Class III – Robert Alexander, Ph.D. and Gino Santini

In addition, following the Annual Meeting, the Audit Committee of the Board consisted of Andrew A.F. Hack, M.D., Ph.D. (Chairman), Robert Alexander, Ph.D. and Gino Santini. The Compensation Committee of the Board consisted of Gino Santini (Chairman), Allene Diaz and James N. Topper, M.D., Ph.D. The Nominating and Corporate Governance Committee of the Board consisted of Robert Tepper, M.D. (Chairman), Allene Diaz and James N. Topper, M.D., Ph.D.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2019	Allena Pharmaceuticals, Inc.

	By:	/s/ Edward Wholihan
Edward Wholihan
Chief Financial Officer